Interest Income (Expense), Net	12 Months Ended
Dec. 31, 2024
Banking and Thrift, Interest [Abstract]
Interest Income (Expense), Net	INTEREST INCOME (EXPENSE), NET
Interest income, net consisted of the following:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
Income	303	226	71
Expense	(85)	(55)	(13)
Total	218	171	58
Interest income is related to cash and cash equivalents, short-term deposits and marketable securities held by the Company.
Interest income, net recorded in 2024 was composed of $303 million of interest income, offset by interest expense on borrowings and banking fees of $85 million.
No borrowing cost was capitalized in 2024, 2023 and 2022. Nominal interest income received in cash on marketable securities amounted to $61 million for the year ended December 31, 2024, $15 million for the year ended December 31, 2023 and $1 million for the year ended December 31, 2022.